UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2020

Date of Report (Date of Earliest Event Reported)

WISEMAN GLOBAL LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-228130	32-0576335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1702, Block B, Wisdom Plaza, No. 4068, Qiaoxiang Road, Shahe Street, Nanshan District

Shenzhen City, Guangdong, People’s Republic of China, 518000

(+86) 755 8489 9169

(Address & telephone number of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock	WISM	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

ITEM 8.01 OTHER EVENTS

ORDER UNDER SECTION 36 OF THE SECURITIES EXCHANGE ACT OF 1934 GRANTING EXEMPTIONS FROM SPECIFIED PROVISIONS OF THE EXCHANGE ACT AND CERTAIN RULES THEREUNDER.

Narrative

There will be a delay in filing of Wiseman Global Limited’s (the “Company’s”) quarterly report on Form 10-Q for the first quarter ended March 31, 2020 (the “Quarterly Report”) with the original deadline of May 15, 2020, due to the effect caused by the delay in filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”).

The delay in filing of the Company’s Annual Report is a result of the Company requiring additional time to complete the closing of each consolidated subsidiary’s ledger books and its auditors, Pan-China Singapore PAC, require additional time to complete the audit process of the Company’s financial statements for the year ended December 31, 2019, due to the outbreak of coronavirus disease 2019 (“COVID-19”), which was first reported in December 2019 in Wuhan, China.

Prior to the completion of the audit of financial statement to be included in the Annual Report, the Company could not ascertain the figure to be carry forward as the opening balance of the financial statement to be included in the Quarterly Report.

The Company is also unable to extend existing functional department capacity required to file the Quarterly Report by May 15, 2020, the original filing deadline, without incurring unreasonable effort or expense. The limited capacity of accounting and finance personnel within the functional department was utilized to ensure the submission of its Annual Report on Form 10-K for the year ended December 31, 2019 during the week of May 11, 2020 in accordance with the Form 8-K filed on March 19, 2020, of which include supplemental disclosure on the risk factors addressing the impact of COVID-19.

On March 4, 2020, the Securities and Exchange Commission issued an order (Release No. 34-88318) under Section 36 of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as superseded by a subsequent order (Release No. 34-88465) issued on March 25, 2020 (collectively, the “Order”). As such, the Company is relying on the Order to delay the filing of its Quarterly Report and is accordingly furnishing this current Form 8-K. Based on the revised schedule of the completion of the audit procedures for the Quarterly Report, the Company expects to file the Quarterly Report by no later than July 30, 2020, 45 days after the original filing deadline.

Risk factor from the impact of COVID-19 on the Company’s business

An overall decline in the health of the economy and other factors impacting consumer spending, as a result of COVID-19 may affect consumer purchases, reduce demand for our products and materially harm our business, results of operations and financial condition.

Our business depends on consumer demand for our products and, consequently, is sensitive to a number of factors that influence consumer confidence and spending, including but not limited to, general current and future economic and political conditions, consumer disposable income, recession and fears of recession, unemployment, minimum wages, availability of consumer credit, consumer debt levels, interest rates, tax rates and policies, inflation, war and fears of war, inclement weather, natural disasters, terrorism, active shooter situations, outbreak of viruses, widespread illness, infectious diseases, contagions and the occurrence of unforeseen epidemics (including the outbreak of the coronavirus and its potential impact on our financial results) and consumer perceptions of personal well-being and security. The outbreak of the COVID-19 has resulted in store closures and a decrease in consumer traffic in China. At this point, the extent to which the coronavirus may impact our results is uncertain.

Due to the outbreak first reported on December 31, 2019 and in response to the outbreak, the municipal government of Guangdong Province has taken strict control measures to prevent the further outbreak of the disease since January 28, 2020. As a result, a notice issued by the municipal government of Guangdong Province that most of the business entities, including commercial banks, hotels, public transportation and express delivery companies, except for those related to epidemic prevention supply, utility supply, supermarkets, etc., in Shenzhen City were not allowed to resume operations before February 9, 2020, and all of our employees (including staff in our accounting department) were not able to come back to the office. The Company resumed its operation from February 10 to February 13, 2020. However, on February 14, 2020, the Company decided to temporarily shut down its operations as new infected cases dramatically increased on or around that same time. The Company fully resumed its operations on March 2, 2020. However, we cannot assure you that we will not shut down our offices, storeroom and/or showroom if the COVID-19 situation become worse, or that the municipal government will not pursue such policies in the future. If it happens, our business, financial conditions and results of operations could be adversely affected.

Consumer purchases of discretionary items such as electronics, including our products, often decline during periods when economic or market conditions are unstable or weak. Reduced consumer confidence and spending cutbacks may result in reduced demand for our products and services, which could result in lost sales and/or excessive markdowns. Reduced demand also may require increased selling and promotional expenses, impacting our profitability. Changes in areas around our store locations of our distributors might result in reductions in consumer foot traffic or otherwise render the locations unsuitable and could cause our sales to be less than expected. Prolonged or pervasive economic downturns could slow the pace of our business development, reduce comparable sales or cause setbacks to our operations, which could have a material negative impact on our financial performance. When the economy weakens or as consumer behavior shifts, distributors may be more cautious with orders. A slowing or changing economy in our key markets could adversely affect the financial health of our customers and distributors, which in turn could have an adverse effect on our results of operations and financial condition.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WISEMAN GLOBAL LIMITED
(Name of Registrant)

Date: May 13, 2020

	By:	/s/ Lai Jinpeng
	Name:	Lai Jinpeng
	Title:	Chief Executive Officer, President, Secretary, Treasurer, Director
(Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)